Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2018
Statement [line items]
Provisions and other non-current liabilities
19. Provisions and other non-current liabilities
(USD millions)	2018	2017

Accrued liability for employee benefits:
Defined benefit pension plans [1]	3 546	3 157

Other long-term employee benefits and deferred compensation	600	625

Other post-employment benefits [1]	954	953

Environmental remediation provisions	634	706

Provisions for product liabilities, governmental investigations and other legal matters	214	230

Contingent consideration [2]	874	809

Other non-current liabilities	497	577

Total provisions and other non-current liabilities	7 319	7 057

[1] Note 24 provides additional disclosures related to post-employment benefits.
[2] Note 28 provides additional disclosures related to contingent consideration.
Novartis believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Novartis may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to the Group’s financial condition but could be material to the results of operations or cash flows in a given period.
Environmental remediation provisions
The following table shows the movements in the environmental liability provisions:
(USD millions)	2018	2017	2016

January 1	761	773	871

Cash payments	– 48	– 46	– 75

Releases	– 21	– 153

Additions	7	154	1

Currency translation effects	– 7	33	– 24

December 31	692	761	773

Less current provision	– 58	– 55	– 65

Non-current environmental remediation provisions at December 31	634	706	708

The material components of the environmental remediation provisions consist of costs to sufficiently clean and refurbish contaminated sites to the extent necessary and to continue surveillance at sites where the environmental remediation exposure is less significant.
A substantial portion of the environmental remediation provisions relate to the remediation of Basel regional landfills in the adjacent border areas in Switzerland, Germany and France. The provisions are re-assessed on a yearly basis and adjusted as necessary.
In the United States, Novartis has been named under federal legislation (the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) as a potentially responsible party (PRP) in respect of certain sites. Novartis actively participates in, or monitors, the cleanup activities at the sites in which it is a PRP. The provision takes into consideration the number of other PRPs at each site as well as the identity and financial position of such parties in light of the joint and several nature of the liability.
The expected timing of the related cash outflows as of December 31, 2018, is currently projected as follows:
(USD millions)	Expected cash outflows

Due within two years	150

Due later than two years, but within five years	185

Due later than five years, but within ten years	297

Due after ten years	60

Total environmental remediation liability provisions	692

Provisions for product liabilities, governmental investigations and other legal matters
Novartis has established provisions for certain product liabilities, governmental investigations and other legal matters where a potential cash outflow is probable and Novartis can make a reliable estimate of the amount of the outflow. These provisions represent the Group’s current best estimate of the total financial effect for the matters described below and for other less significant matters. Potential cash outflows reflected in a provision might be fully or partially off-set by insurance in certain circumstances.
Novartis has not established provisions for potential damage awards for certain additional legal claims against its subsidiaries if Novartis currently believes that a payment is either not probable or cannot be reliably estimated. In total, these not-provisioned-for matters include more than 2 000 individual product liability cases and certain other legal matters. Plaintiffs’ alleged claims in these matters, which Novartis does not believe to be entirely remote but which do not fulfill the conditions for the establishment of provisions, currently aggregate to, according to Novartis’ current best belief, approximately USD 1.5 billion. In addition, in some of these matters there are claims for punitive or multiple (treble) damages, civil penalties and disgorgement of profits that in Novartis’ view are either wholly or partially unspecified or wholly or partially unquantifiable at present; the Group believes that information about these amounts claimed by plaintiffs generally is not meaningful for purposes of determining a reliable estimate of a loss that is probable or more than remote.
A number of other legal matters are in such early stages or the issues presented are such that the Group has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, the Group generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which the Group was able to make a reliable estimate of the possible loss or the range of possible loss, but the Group believes that publication of such information on a case-by-case basis would seriously prejudice the Group’s position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information has been disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 27 contains additional information on contingencies.
Summary of significant legal proceedings
The following is a summary of significant legal proceedings to which Novartis or its subsidiaries are a party or were a party and that concluded in 2018.
Alcon pending spin- off (see Note 30): In case of approval of the Alcon spin-off, under the Separation and Distribution Agreement Novartis will enter into with Alcon in connection with the separation and the spin-off, Novartis and Alcon will each agree, subject to certain conditions and except to the extent otherwise described below with respect to any matter, to indemnify the other party and its directors, officers, employees and other representatives against any pending or future liabilities or claims that constitute either a Novartis Group liability, in the case of Novartis, or an Alcon liability, in the case of Alcon, under the terms of the Separation and Distribution Agreement, based on whether such claim or liability relates to the Novartis or the Alcon business and products.
Investigations and related litigations
Southern District of New York (S.D.N.Y.) marketing practices investigation and litigation
In 2013, the US government filed a civil complaint in intervention to an individual qui tam action against Novartis Pharmaceuticals Corporation (NPC) in the United States District Court (USDC) for the S.D.N.Y. The complaint, as subsequently amended, asserts federal False Claims Act (FCA) and common law claims with respect to speaker programs and other promotional activities for certain NPC cardiovascular medications ( Lotrel, Starlix and Valturna) allegedly serving as mechanisms to provide kickbacks to healthcare professionals (HCPs). It seeks damages, which according to the complaint are “substantial”, including treble damages and maximum civil penalties per claim, as well as disgorgement of Novartis profits from the alleged unlawful conduct. Also in 2013, New York State filed a civil complaint in intervention asserting similar claims. Neither government complaint in intervention adopted the individual relator’s claims with respect to off-label promotion of Valturna, which were subsequently dismissed with prejudice by the court. The individual relator continues to litigate the kickback claims on behalf of other states and municipalities. A trial in the S.D.N.Y. matter is currently scheduled in 2019. The claims are being vigorously contested.
S.D.N.Y./Western District of New York healthcare fraud investigation
In 2011, Alcon Laboratories, Inc. (ALI) received a subpoena from the United States Department of Health & Human Services relating to an investigation into allegations of healthcare fraud, including potential off-label promotion of certain products. The subpoena requests the production of documents relating to marketing practices, including the remuneration of healthcare providers, in connection with surgical equipment and certain Novartis products ( Vigamox, Nevanac, Omnipred, Econopred). ALI is cooperating with this investigation.
S.D.N.Y. Gilenya marketing practices investigation and litigation
In 2013, NPC received a civil investigative demand from the United States Attorney’s Office (USAO) for the S.D.N.Y. requesting the production of documents and information relating to marketing practices for Gilenya, including the remuneration of healthcare providers in connection therewith. In 2017, S.D.N.Y. and New York State declined to intervene in claims raised by an individual relator in a qui tam complaint, which continue to be vigorously contested.
Government generic pricing antitrust investigations, antitrust class actions
Since 2016, Sandoz Inc. received grand jury subpoenas and a civil investigative demand and interrogatories from the Antitrust and Civil Divisions of the US Department of Justice (DoJ), and a subpoena and interrogatories from the Attorney General of the State of Connecticut in connection with alleged price fixing and market allocation of generic drugs in the US market as well as alleged FCA violations. The requests are for documents related to the marketing and pricing of generic pharmaceutical products sold by Sandoz Inc. and its subsidiaries, including Fougera Pharmaceuticals Inc. (Fougera), and related communications with competitors. Sandoz Inc. is cooperating with these investigations, which it believes to be part of a broader inquiry into industry practice.
Since the third quarter of 2016, Sandoz Inc. and Fougera have been sued alongside other generic pharmaceutical companies in more than 20 individual and putative class action complaints by direct and indirect purchasers and Attorneys General for 45 states, the District of Columbia and Puerto Rico. Plaintiffs claim that defendants, including Sandoz, engaged in price fixing and market allocation of generic drugs in the US market and seek damages and injunctive relief. The actions contain product-specific complaints as well as complaints alleging the existence of an over-arching industry conspiracy, and assert violations of federal and state antitrust laws as well as consumer protection laws. The cases have been consolidated for pretrial purposes in the USDC for the Eastern District of Pennsylvania (E.D. Pa.) and the claims are being vigorously contested.
Asia/Russia investigation
In 2017 and 2018, Alcon and Novartis Group companies, as well as certain present and former executives and associates of Alcon and Novartis, received document requests and subpoenas from the DoJ and the US Securities and Exchange Commission (SEC) requesting information concerning Alcon accounting, internal controls and business practices in Asia and Russia, including revenue recognition for surgical equipment and related products and services, as well as relationships with third-party distributors, both before and after Alcon became part of the Novartis Group. Alcon and Novartis are cooperating with this investigation. In case of approval of the Alcon spin-off, Novartis will indemnify Alcon in respect of defined direct monetary liabilities relating to the current scope of the ongoing investigation by the DoJ and the SEC relating to certain business practices in Asia and Russia and related accounting treatment.
Lucentis/Avastin ® matters
In connection with an investigation into whether Novartis Farma S.p.A., Novartis AG, F. Hoffmann-La Roche AG, Genentech Inc. and Roche S.p.A. colluded to artificially preserve the market positions of Avastin ® and Lucentis, in 2014 the Italian Competition Authority imposed a fine equivalent to USD 125 million on Novartis AG and Novartis Farma S.p.A. Novartis paid the fine, subject to the right to later claim recoupment, and is appealing before the Consiglio di Stato. In 2014 and 2015, the Italian Ministry of Health and the Lombardia region sent letters with payment requests for a total equivalent of approximately USD 1.3 billion in damages from Novartis and Roche entities based on the above allegations. In 2019, the French Competition Authority issued a Statement of Objections against Novartis entities alleging anti-competitive practices on the French market for anti-vascular endothelial growth factor treatments for wet age-related macular degeneration from 2008 to 2013. Novartis continues to vigorously contest all claims in Italy and France. Also, Novartis is challenging policies and regulations allowing off-label/unlicensed use and reimbursement for economic reasons in various countries, including in Italy, the UK, and Brazil.
Japan investigation
In 2015, a trial started against a former Novartis Pharma K.K. (NPKK) employee, and also NPKK under the dual liability concept in Japanese law, over allegations brought by the Tokyo District Public Prosecutor Office for alleged manipulation of data in sub-analysis publications of the Kyoto Heart Study regarding valsartan. The charges against NPKK are subject to a maximum total fine of JPY 4 million. In 2018, the Tokyo High Court upheld a not-guilty ruling of the Tokyo District Court for both the former NPKK employee and NPKK. A further appeal by the Tokyo District Public Prosecutor Office remains pending.
South Korea investigation
In 2016, the Seoul Western District Prosecutor initiated a criminal investigation into, among other things, allegations that Novartis Korea utilized medical journals to provide inappropriate economic benefits to HCPs. A criminal trial is ongoing.
Greece investigation
Novartis is investigating allegations of potentially inappropriate economic benefits to HCPs, government officials and others in Greece. Novartis is providing information to the Greek authorities investigating these allegations, including the Greek Coordinating Body for Inspection and Control and the Greek Body of Prosecution of Financial Crime, from which it received a summons in 2018. Novartis is also responding to a subpoena and document requests from the SEC and DoJ that it received in 2016 and 2017 in connection with such allegations and is cooperating with their investigation.
Antitrust class actions
Contact lenses
Since the first quarter of 2015, more than 50 class action complaints have been filed in several courts across the US naming as defendants contact-lens manufacturers, including ALI, and alleging violations of federal antitrust law as well as the antitrust, consumer protection and unfair competition laws of various states, in connection with the implementation of unilateral price policies by the defendants in the sale of contact lenses. The cases have been consolidated in the Middle District of Florida by the Judicial Panel on Multidistrict Litigation and the claims are being vigorously contested.
Enoxaparin
In 2015, Sandoz and Momenta Pharmaceuticals were sued in a putative antitrust class action in federal court in Tennessee alleging that Momenta and Sandoz engaged in anticompetitive and unfair business conduct with regard to sales of enoxaparin, and the same allegations were made by Amphastar in a lawsuit filed in federal court in California and subsequently moved to federal court in Massachusetts (Sandoz, Momenta Pharmaceuticals and Amphastar are currently engaged in patent litigation concerning enoxaparin). The claims are being vigorously contested.
Exforge
Since 2018, Novartis Group companies as well as other pharmaceutical companies were sued by various direct and indirect purchasers of Exforge in multiple US individual and putative class action complaints. They claim that Novartis made a reverse payment in the form of an agreement not to launch an authorized generic, alleging violations of federal antitrust law and state antitrust, consumer protection and common laws and seeking damages as well as injunctive relief. The cases have been consolidated in the S.D.N.Y. and the claims are being vigorously contested.
Product liability litigation
Reclast
NPC is a defendant in more than 20 US product liability actions involving Reclast and alleging atypical femur fracture injuries, all of which are in New Jersey state or federal court and in California state court coordinated with claims against other bisphosphonate manufacturers. The claims are being vigorously contested.
Taxotere® (docetaxel)
Sandoz is a defendant in more than 2 000 US product liability actions involving Taxotere ® (docetaxel), an oncology product, many of which have been transferred to Multidistrict Litigation in the Eastern District of Louisiana. The complaints allege misleading marketing and that Sanofi, as innovator, and several 505(b)(2) NDA holders (including Sandoz) failed to warn of the risk of permanent alopecia/hair loss. The claims are being vigorously contested.
Amiodarone
Sandoz entities are named in more than 10 individual and multi-plaintiff US product liability cases involving amiodarone, a cardiac drug indicated to treat life-threatening arrhythmias that have not responded to other treatment. The complaints allege failure to warn, off-label promotion and failure to include medication guides to pharmacies. The claims are being vigorously contested.
Valsartan
Since 2018, claims have been brought against Sandoz and other pharmaceutical companies alleging injury from carcinogenic impurities found in valsartan and valsartan / HCT film-coated tablets marketed or manufactured by Sandoz, including several putative class actions in Canada. The claims are being vigorously contested.
Other matters
Average Wholesale Price (AWP) litigation
Lawsuits have been brought, the latest in February 2016, by various US state governmental entities and private parties against various pharmaceutical companies, including certain Sandoz entities and NPC, alleging that they fraudulently overstated the AWP that is or has been used by payors, including state Medicaid agencies, to calculate reimbursements to healthcare providers. NPC remains a defendant in an action brought by the state of Illinois and in a putative class action brought by private payors in New Jersey, and Sandoz remains a defendant in an individual action for declaratory judgment in Pennsylvania, which is considered concluded for reporting purposes. The claims are being vigorously contested.
IP matters
MIVS platform patent infringement litigation
In 2015, Johns Hopkins University filed a patent infringement lawsuit against certain Alcon entities alleging that the use of certain Alcon surgical products, principally by third parties, infringes a patent directed to certain methods of ocular surgery. The claims are being vigorously contested.
Concluded legal matters
District of Massachusetts (D. Mass.) charitable foundation investigation
In 2016 and 2017, NPC received subpoenas from the USAO for the D. Mass. requesting documents related to NPC’s support of 501(c)(3) organizations that provide co-payment assistance to Medicare patients who are prescribed Novartis medicines, including the respective accounting and tax treatment, as well as related to pricing strategies for Gleevec, Tasigna, Zometa, and Gilenya. In 2018, NPC agreed to a settlement in principle to pay USD 23 million to resolve the investigation into potential violations of federal health care laws, including the Anti-Kickback Statute and FCA. This settlement is subject to mutually agreeable terms and finalization of the documentation. Novartis considers this matter concluded for the purpose of reporting legal proceedings.
Gleevec
In 2015 and 2016, Novartis Group companies were sued in putative antitrust class actions in the D. Mass. alleging delayed generic entry of Gleevec and seeking damages on behalf of direct and indirect purchasers of Gleevec. The motion to dismiss those actions was granted and was finally affirmed on appeal by the US Court of Appeals for the First Circuit in 2018. A similar class action that was filed in 2018 in E.D. Pa. on behalf of direct purchasers of Gleevec was voluntarily dismissed in the same year. The matters are therefore concluded.
Oriel litigation
In 2013, Shareholder Representative Services LLC filed a complaint in New York State Court against Sandoz Inc., two affiliates and two former officers of Sandoz AG asserting various common law and statutory contract, fraud and negligent misrepresentation claims arising out of Sandoz Inc.’s purchase of Oriel Therapeutics, Inc. In March 2015, the court dismissed all parties and claims but for a breach of contract claim against Sandoz Inc. In 2018, the remaining case was resolved through settlement, the payment of which was not material to Novartis.
Eye drop products consumer class actions
Plaintiffs alleged that Alcon’s and Sandoz’s eye drop products for glaucoma were unfairly designed so that the drop dosage is more than necessary and exceeds the capacity of the eye, leading to wastage and higher costs to patient consumers. In 2018, the remaining cases against Alcon and Sandoz in New Jersey and Missouri were voluntarily dismissed with prejudice by plaintiffs, in exchange for defendants’ agreement not to pursue statutory costs, and the Massachusetts case was finally dismissed upon appeal by the Court of Appeals for the First Circuit.
Summary of product liability, governmental investigations and other legal matters provision movements
(USD millions)	2018	2017	2016

January 1	351	395	1 194

Cash payments	– 118	– 69	– 811

Releases of provisions	– 107	– 70	– 239

Additions to provisions	220	93	243

Currency translation effects	– 6	2	8

December 31	340	351	395

Less current portion	– 126	– 121	– 131

Non-current product liabilities, governmental investigations and other legal matters provisions at December 31	214	230	264

Novartis believes that its total provisions for investigations, product liability, arbitration and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, there can be no assurance that additional liabilities and costs will not be incurred beyond the amounts provided.